                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

(X)         Preliminary Proxy Statement
( )         Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
( )         Definitive Proxy Statement
( )         Definitive Additional Materials
( )         Soliciting Material under Section 240.14a-12

                  AQUISTAR VENTURES (USA) INC.
------------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)    No fee required
( )    Fee computed on table below per Exchange Act Rules
       14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

( )    Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)         Amount Previously Paid:
2)	     Form, Schedule or Registration Statement No.:
3)         Filing Party:
4)         Date Filed:


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                AQUISTAR VENTURES (USA) INC.
         2300 West Sahara Avenue, Suite 500, Box 18
                  Las Vegas, Nevada 89102

                                            April 4, 2001

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Aquistar Ventures (USA) Inc., which will be held on April 16, 2001 at 10:00 a.m., Pacific Standard Time at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada
89102.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Aquistar Ventures (USA) Inc.


                            Sincerely,

                            /s/ John P. Platt

                            CEO

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              AQUISTAR VENTURES (USA) INC.
        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      April 4, 2001

To the Shareholders:

Notice is hereby given that a special meeting of the holders of shares of common stock of Aquistar Ventures (USA) Inc., a Nevada corporation ("Aquistar") will be held at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102 on April 16, 2001 at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To consider and vote upon the proposal to change of the name of the corporation from Aquistar Ventures (USA)
Inc. to Custom Branded Networks, Inc., and to amend the Articles of the Corporation to reflect the new name.

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 2, 2001 are entitled to notice of, and to vote at, this meeting.


                          BY ORDER OF THE BOARD OF DIRECTORS

                          CEO



                        IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DYNAMIC ASSOCIATES THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.


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                    AQUISTAR VENTURES (USA) INC.
              2300 West Sahara Avenue, Suite 500, Box 18
                      Las Vegas, Nevada 89102

                                          April 4, 2001

                 PROXY STATEMENT FOR SPECIAL MEETING
                          OF SHAREHOLDERS
                     TO BE HELD APRIL 16, 2001

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AQUISTAR OR ANY OTHER PERSON.

                        THE SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Aquistar Ventures (USA) Inc., a Nevada corporation ("Aquistar"), to be voted at a special meeting of shareholders of Aquistar (the "special meeting"), which will be held at 10:00 a.m. Pacific Standard Time on April 16, 2001, at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102. The purpose of the special meeting is to consider and vote upon an amendment to the Articles of Incorporation for the purpose of changing the name of Aquistar to Custom Branded Networks, Inc. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this proxy statement as Appendix A. This proxy statement and the enclosed form of proxy are first being mailed to Aquistar shareholders on or about April 4, 2001.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Aquistar has fixed the close of business on April 2, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were 40,463,008 shares of common stock issued and outstanding and entitled to vote at the special meeting. Holders of common stock are entitled to one vote at the special meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Aquistar and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile

                             1

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transmission or other electronic communication, and/or by personal interview. Aquistar will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Aquistar will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding
Aquistar's proxies and related materials may be directed in writing to the corporate attorney Gary R. Henrie, Esq., at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas,
Nevada 89109.

In order to obtain shareholder approval of the name change, a majority of the issued and outstanding shares of common stock entitled to vote as of the record date, is required to vote in favor of the name change at the special meeting.

You can vote by either attending the special meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies.
If no contrary instructions are indicated, such shares will be voted FOR the name change, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the special meeting (of which Aquistar is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the special meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Aquistar an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

                             2

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                          PROPOSAL

      AMENDMENT TO AQUISTAR'S ARTICLES OF INCORPORATION
      TO CHANGE THE NAME OF AQUISTAR TO CUSTOM BRANDED
                      NETWORKS, INC.

On February 2, 2001, Aquistar acquired 100% of the issued and outstanding capital stock of Custom Branded Networks, Inc., a Delaware corporation ("CBN"). CBN provides turnkey private label Internet solutions to businesses and private organizations that desire to affiliate with a customer base via the Internet. The business operations of CNB will, for the foreseeable future, constitute all of the business operations of Aquistar.

With the change in the focus of Aquistar from its prior business pursuits to the business conducted by CBN, the board of directors of Aquistar believe it would be appropriate and in the best interest of Aquistar to change the name of Aquistar to Custom Branded Networks, Inc.

In order to effect the name change, it is necessary to amend the Articles of Incorporation of Aquistar and designate
within the Articles of Incorporation the new name.   A copy
of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this proxy statement as Appendix A. A vote in favor of the name change is also a vote in favor of amending the Articles of Incorporation by having an officer of Aquistar sign and file the Certificate of Amendment to Articles of Incorporation with applicable Nevada state authorities.

               AQUISTAR'S BOARD RECOMMENDATION

The board of directors of Aquistar recommends that shareholders of Aquistar vote in favor of the name and the corresponding amendment to the Articles of Incorporation at the special meeting of shareholders. This recommendation is for the reasons stated in the section immediately above.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                      AND MANAGEMENT

The following table sets forth, as of March 24, 2001, information regarding the beneficial ownership of shares by each person known by Aquistar to own five percent or more of the outstanding shares, by each of the directors and by the officers and by each director and officer as a group.

                             3

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Title                               Amount and
 Of        Name and address of      Nature of                Percentage
Class      Beneficial Owner         Beneficial Ownership(1)  of Class
-----      -------------------      -----------------------  ----------
Common     John P. Platt            12,695,442(2)            31.8%
           535 Chesterfield Circle
           San Marcos, CA 93069

Common     Steve Browning            7,677,244               19.2%
           918 Lido Lane
           Foster City, CA 94404

Common     T. Randolph Catanese(3)   4,338,743               10.8%
           31416 W. Agoura Rd,
           Suite 240
           Westlake Village, CA
           91361

Common     Elvira Cusano             2,400,000                5.9%
           Via Nilolo D'Auzzano 79
           Firenze, Italy

Common     Paolo Stinghi             2,400,000                5.9%
           873 E 14th Street
           N. Vancouver,
           British Columbia

Common     Alexander Ozer            3,120,000                7.7%
           614-860 W. Hastings Street
           Vancouver, British Columbia

Common     Donald Currie             3,520,008                8.7%
           1361 Greenbriar Way
           N. Vancouver,
           British Columbia

Common     All officers
           and directors            25,000,000               61.8%
		as a group (3 persons)

(1)  All shares are owned outright unless indicated otherwise.
(2) The shares indicated are actually held in a trust or trusts of which Mr. Platt is the beneficial owner.
(3) The actual owner is The Catanese Family Trust dated December 22, 1989 of which Mr. Catanese is the beneficial owner.

                FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of developing the business of CBN as a subsidiary of Aquistar. As such, these forward-looking statements involve uncertainty. External factors that could cause our actual results to differ materially from our expectations include:

                             4

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*     The business of CBN not developing as expected;
*     Aquistar acquiring and developing other business interests.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Aquistar' proxy statement and form of proxy for its next annual meeting of shareholders will be April 16, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Aquistar' proxy statement and form of proxy is considered untimely is 45 days prior to April 16, 2002.

            WHERE YOU CAN FIND MORE INFORMATION

Aquistar is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Aquistar files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of Aquistar Ventures (USA) Inc.


/s/ John P. Platt
_______________________________
CEO

                        Appendix A


  Certificate of Amendment to Articles of Incorporation
                Nevada Profit Corporation
           (Pursuant to NRS 78.385 and 78.390)

1.    The name of this corporation is Aquistar Ventures (USA) Inc.

2.    The articles have been amended as follows:

          Paragraph 1. of the Articles of Incorporation is amended to read in its entirety as follows:

          1.  Name of Corporation.  The name of this
              corporation is Custom Branded Networks, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______.

4.    Signatures


_______________________               _______________________
President                             Secretary

                             6

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                       AQUISTAR VENTURES (USA) INC.
                                  PROXY

FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF AQUISTAR VENTURES (USA) INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints T. Randolph Catanese with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the special meeting of Aquistar Ventures (USA) Inc., a Nevada corporation ("Aquistar"), to be held at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102 , on April 16, 2001 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]
Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PROPOSAL:  To change the name of the corporation to Custom
Branded Networks, Inc. and to amend the Articles of Incorporation to reflect the new name.

             FOR name change        NOT FOR name change
                   [_]                      [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                        Dated:  ________________, 2001


___________________________           ___________________________